Exhibit 99.3

Consent of Independent Auditors

We consent to the incorporation by reference in this Form 8-K/A for Peak Resorts, Inc. of our report dated June 8, 2018, except for Notes 2 - Goodwill and Other Intangibles, 10, and 11, for which the date is October 3, 2018, relating to our audits of the consolidated financial statements as of and for the years ended March 31, 2018 and 2017 of Snow Time, Inc. and Subsidiaries which appear in the Definitive Proxy Statement on Schedule 14A of Peak Resorts, Inc. filed with the Securities and Exchange Commission on February 7, 2019.

Amy Gohn Anstine, CPA

York, Pennsylvania

February 7, 2019

3501 Concord Road, Suite 250, P.O. Box 21439, York, PA 17402 Main: 717.843.3804 Fax: 717.854.0533 RKLcpa.com